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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 22, 2005


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-22474               87-0418807
           --------                     ---------               ----------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  215-940-4000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

        Some of the information in this Current Report may contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company's operations and business environment, many of which are beyond the Company's control, that could cause actual results to differ materially from any results expressed or implied by such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, including the motions filed with the Company's first day papers to approve, among other things, the debtor-in-possession ("DIP") financing; the Company's alternatives in the event the bankruptcy court does not grant final approval of the DIP financing; the ability of the Company to operate pursuant to the terms of the DIP financing; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; potential adverse publicity surrounding the Chapter 11 proceeding; the ability of the Company to obtain and maintain adequate relationships with vendors and loan brokers and manage relationships with its creditors and other lenders; the ability of the Company to fund its working capital needs through the expiration of the DIP financing and thereafter; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to adequately fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key employees; potential actions of regulatory authorities which govern the Company's operations; the outcome of legal proceedings to which the Company is or may become a party and other risks described in the Company's reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including factors described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and amendments thereto. These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

        Similarly, these and other factors, including the terms of any reorganization plan or other alternative transactions ultimately confirmed, can affect the value of the Company's existing common stock and/or other equity securities. There has been no determination, and no assurance can be given, as to what values, if any, will be ascribed in the Chapter 11 proceeding to the Company's existing common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company's common stock and/or other equity securities.

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        As described in Item 8.01 below, on February 17, 2005, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order approving the interim financing (the "Interim Financing") of approximately $175.0 million for the Company, which Interim Financing constitutes a part of the DIP Facility defined below. On February 22, 2005, the Company and Greenwich Capital Financial Products, Inc. ("Greenwich" and, together with other lending institutions that are party to the DIP Facility, as defined below, the "Lender") entered into the Debtor-In-Possession Loan and Security Agreement (the "DIP Agreement"), dated as of February 22, 2005, providing for debtor-in-possession financing (the "DIP Facility"), with the maximum credit amount of $500.0 million, subject to the limitations, including a limit on advances under the DIP Facility of approximately $175.0 million, contained in the DIP Agreement and the Bankruptcy Court order approving the Interim Financing (the "Interim Order"). The DIP Agreement is attached hereto as
EXHIBIT 10.1.

        The DIP Facility consists of the following tranches: (i) a revolving credit facility for the funding of mortgage loans for which the Lender's custodian has received all of the required documentation; (ii) a revolving credit facility for the funding of mortgage loans for which the Lender's custodian has not yet received all of the required documentation, known as newly originated mortgage loans; (iii) a revolving credit facility for general corporate purposes; (iv) a term servicing reimbursement rights-based facility for general corporate purposes; and (v) a term facility for the funding of the repayment of a portion of the obligations owed to Clearwing Capital, LLC ("Clearwing"), an affiliate of Chrysalis Warehouse Funding, LLC ("Chrysalis"), the lender under a pre-petition $250.0 million credit facility. Advances under the DIP Agreement are based on lending formulas set forth in the DIP Agreement. Advances under the DIP Agreement will bear interest per annum equal to the one-month LIBOR rate plus a margin which ranges from 4.0% to 8.5% depending upon the type of the tranche.

        The Company's obligations under the DIP Agreement are secured by a first priority security interest in substantially all of the assets of the Company and those of its subsidiaries which are subject to the jurisdiction of the Bankruptcy Court (the "Collateral"), including, without limitation, mortgage loans, servicing rights and interest-only strips, subject to certain permitted liens and a carveout for the payment of certain professional fees up to an agreed upon amount. The Company and those of its subsidiaries subject to the jurisdiction of the Bankruptcy Court entered into the Security Agreement, dated as of February 22, 2005, attached hereto as EXHIBIT 10.2, providing for the grant to Greenwich, as agent for the secured parties under the DIP Agreement, a security interest in the Collateral.

        The Lender's obligation to make initial and subsequent advances under the DIP Agreement is subject to terms and conditions, including, but not limited to: (i) the transfer of certain assets to certain of the Company's subsidiaries which are subject to the jurisdiction of the Bankruptcy Court and the release of liens held by Clearwing and The Patriot Group, LLC ("Patriot"), a lender under a pre-petition repurchase facility, against such assets, as described below; (ii) absence of any default or event of default; (iii) no modification of or amendment to the Interim Order without the Lender's pre-approval; (iv) the entry of the Bankruptcy Court order approving the DIP Facility (the "Final Order") by March 9, 2005; (v) transfer of the servicing rights in accordance with the applicable orders entered by the Bankruptcy Court; and (vi) the maintenance of certain financial covenants and liquidity levels. The DIP Facility also includes various representations, warranties and covenants which are customary for transactions of this nature.

        The Company agreed to pay the Lender a facility fee. If all obligations other than the Clearwing and Patriot Deferred Payoff Obligations, as defined below, and the Clearwing indemnification obligations are paid in full by September 30, 2005 and no event of default has occurred under the DIP Agreement prior to such date, then the facility fee is $15.0 million. In all other cases, the facility fee is $17.5 million.

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Upon entry of the Interim Order, the Lender fully-earned $6.3 million of the facility fee (the "Interim Fee") of which the Company paid $2.5 million upon the initial funding under the DIP Agreement. The balance of the Interim Fee is due and payable on March 9, 2005 if the Bankruptcy Court does not enter the Final Order by such date. If the Bankruptcy Court enters the Final Order by March 9, 2005, then the entire amount of the facility fee, adjusted for the prior payment of a portion of the Interim Fee, will be fully-earned by the Lender and payable in weekly installments, subject to periodic deferrals at the option of the Company, until the DIP Facility is terminated. Upon termination of the DIP Facility, the entire unpaid portion of the facility fee will become due.

        The Company also agreed to pay to the Lender (i) a nonusage fee determined by a formula if the utilization percentage of the DIP Facility is less than 100% and (ii) monitoring fees of $20,000 per month.

        The DIP Agreement contains various mandatory prepayment provisions, including, but not limited to, prepayments that are triggered by: (i) the excess of the advances under any tranche of the DIP Facility over the permissible borrowing base of such tranche; (ii) the excess of the unrestricted cash and cash equivalents over $15.0 million; (iii) the disposition of certain of the Company's assets; (iv) the receipt of proceeds in respect of interest-only strips and servicing reimbursement rights; and (v) the receipt of proceeds from the sale of servicing rights or servicing reimbursement rights.

        The DIP Agreement contains certain events of default that are customary for this type of transaction and events of default relating to the conduct of the Company's Chapter 11 proceedings in the Bankruptcy Court, including, among other things, the failure to obtain the Final Order approving the DIP Facility on or by March 9, 2005. It shall also constitute an event of default if: (i) the servicing of the assets underlying certain interest-only strips is transferred involuntarily, unless, in connection with such transfer, the Company receives reimbursement of substantially all outstanding servicing and periodic advances; or (ii) more than two servicing agreements, with certain exceptions, are terminated for cause or an event of default, and, as a result of such termination, the servicing rights with respect to such servicing agreements are transferred without reimbursement of substantially all outstanding servicing and periodic advances.

        The DIP Facility terminates and all advances outstanding under the DIP Facility become due and payable at the earliest of: (i) the effective date of a plan of reorganization in the Chapter 11 proceedings that has been confirmed by an order of the Bankruptcy Court; (ii) 364 days after February 22, 2005; (iii) the sale of a material part of any of the Company's assets, excluding certain permitted dispositions, whether under Section 363 of the U.S. Bankruptcy Code (the "Bankruptcy Code"), a confirmed plan of reorganization or otherwise; (iv) the date of the conversion of the Company's Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code; (v) the date of dismissal of the Company's Chapter 11 case; (vi) March 9, 2005, if the Final Order approving the DIP Facility has not been entered on or prior to such date; and (vii) such earlier date on which all advances under the DIP Agreement become due and payable.

        In connection with the DIP Facility, Clearwing consented to the transfer of, and release of its liens on, certain interest-only strips held by ABFS Warehouse Trust 2003-1 ("Trust 2003-1") and transferred the certificate representing Clearwing's preferred interest in Trust 2003-1 to certain of the Company's subsidiaries, which in turn transferred the preferred interest to the Lender. The interest-only strips constitute part of the Collateral for the DIP Facility. Patriot transferred interest-only strips purchased pursuant to the repurchase facility and the collateral securing the repurchase facility to certain of the Company's subsidiaries, and these assets also constitute part of the Collateral for the DIP Facility. In consideration for the transfer of, and release of liens on, the foregoing assets, the Company repaid all of the obligations owed to Clearwing and Patriot other than certain deferred obligations owed to Clearwing and Patriot which will remain outstanding (collectively, "Clearwing and Patriot Deferred Payoff Obligations") and certain outstanding indemnification liabilities to Clearwing and Patriot.

                                       4
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Pursuant to the DIP Agreement, the Clearwing and Patriot Deferred Payoff
Obligations and the Clearwing indemnification liabilities are secured by the Collateral, with Clearwing and Patriot sharing in the Lender's lien on the Collateral.

        The Company has used or intends to use the $58.0 million of the working capital advances under the Interim Financing, together with a separate $17.4 million component of the Interim Financing, to: (i) pay certain obligations to Clearwing in an amount of approximately $28.1 million; (ii) pay certain obligations to Patriot in an amount of approximately $17.9 million; (iii) fund approximately $5.7 million of shortfalls in certain cash accounts described in the Current Report on Form 8-K dated February 14, 2005; (iv) fund transaction fees and expenses, including a portion of the Interim Fee to the Lender, as described above; (v) repay $6.8 million of advances made by Greenwich to the Company to fund its payroll obligations; and (vi) fund its operations.

        In connection with the DIP Agreement, the Company, those of its subsidiaries that are subject to the jurisdiction of the Bankruptcy Court, Greenwich, as agent, and Countrywide Home Loans Servicing LP, as backup servicer, entered into the Servicing Agreement (the "Servicing Agreement"), dated as of February 22, 2005, attached hereto as EXHIBIT 10.3. Pursuant to the Servicing Agreement, American Business Credit, Inc., one of the Company's subsidiaries, will act as a servicer (the "Servicer") and Countrywide will become a backup servicer (the "Backup Servicer") for the mortgage loans originated by the Company with the proceeds from the DIP Facility. The Servicing Agreement contains certain events of default, the occurrence of which may trigger the transfer of servicing to the Backup Servicer. The events of default, include, but are not limited to: (i) an event of default under the DIP Agreement; (ii) the Servicer's attempt to sell or otherwise dispose of all or substantially all of its assets, otherwise than through a permitted disposition, or to assign its servicing responsibilities under the Servicing Agreement, except as otherwise permitted in such agreement; and (iii) the Servicer's failure to remain the wholly-owned subsidiary of the Company. The Servicer's term under the Servicing Agreement ends on March 31, 2005, which term may be extended by Greenwich, as agent, for successive terms of one calendar month until the termination of the Servicer's obligations under the Servicing Agreement. Reference is made to the Current Report on Form 8-K, dated February 17, 2005, regarding a potential sale of the Company's servicing business.

        Greenwich has no direct pre-existing lending or other relationship with the Company, however, Greenwich acted as the lender to Chrysalis on a $250.0 million pre-petition credit facility. In connection with the DIP Facility, Greenwich, in its individual capacity, will take an assignment of such credit facility. Such credit facility will no longer be available to be drawn upon and will "run-off" for a period of time until paid in full. The CIT Group/Business Credit, Inc., a lender on the DIP Facility, issued a commitment letter to the Company in November 2004 for a proposed pre-petition warehouse facility, which transaction was never consummated.

        The foregoing brief summary of the agreements entered into by the Company is not intended to be complete and is qualified in its entirety by reference to the agreements attached as exhibits to this Current Report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

        On February 22, 2005, the Company and the Lender entered into the DIP Agreement described above in Item 1.01.

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ITEM 8.01     OTHER EVENTS.

        On February 17, 2005, the Bankruptcy Court entered the Interim Order approving the Interim Financing of approximately $175.0 million, as part of the $500.0 million DIP Facility, described above in Item 1.01, of which $100.0 million can be used by the Company to resume the origination of mortgage loans, with the remainder to be used to pay certain secured creditors, make certain other disbursements and for working capital needs. The Interim Financing is secured by a first priority security interest in substantially all of the assets of the Company and those of its subsidiaries subject to the jurisdiction of the Bankruptcy Court and was granted superpriority administrative status in the Chapter 11 proceedings.

        The Interim Financing is subject to certain terms and conditions, including the following: (i) the Final Order approving the DIP Facility must be entered on or by March 9, 2005; (ii) prior to February 28, 2005, the Company shall not originate mortgage loans in an aggregate principal amount in excess of $50.0 million and shall not have outstanding commitments to originate mortgage loans in an aggregate principal amount in excess of $50.0 million and, until entry of the Final Order, the Company shall not originate or commit to originate mortgage loans in an aggregate principal amount in excess of $100.0 million;
(iii) Greenwich, in its individual capacity, shall be obligated to purchase from the Company up to $100.0 million of mortgage loans meeting certain eligibility criteria and originated or committed to be originated prior to entry of the Final Order; and (iv) the Company shall not purchase or originate, or commit to purchase or originate, any mortgage loans without the pre-approval of Greenwich, and, after February 28, 2005, without the approval of the creditors' committee.

        In connection with the Interim Financing, the trustees for the senior collateralized subordinated notes will receive a second priority interest in substantially all of the interest-only strips held by certain of the Company's subsidiaries, including various interest-only strips being acquired with the proceeds of the Interim Financing in connection with the payoff of certain obligations to Clearwing and Patriot.

        Pursuant to the Bankruptcy Court order approving the Interim Financing, on or prior to February 28, 2005, the Lender, as agent for itself and other co-lenders, the Company, the creditors' committee, the securitization insurers and the trustees for the senior collateralized subordinated notes are required to agree on the process for selecting and employing a Chief Restructuring Officer for the Company.

        The foregoing brief description of the Bankruptcy Court order, dated February 17, 2005, is not intended to be complete and is qualified in its entirety by reference to such order.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)     Financial statements of businesses acquired.

              None.

      (b)     Pro forma financial information.

              None.

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      (c)     Exhibits.

              The following exhibits are filed herewith:


Exhibit
Number        Description
------        -----------

10.1 Debtor-In-Possession Loan and Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor and a debtor-in-possession, Greenwich Capital Financial Products, Inc., The CIT Group/Business Credit, Inc., each a Lender and collectively, the Lenders, Clearwing Capital, LLC, The Patriot Group, LLC, each a Secured Party and collectively, the Secured Parties, Greenwich Capital Financial Products, Inc., as an administrative agent for the Secured Parties and a co-lead arranger for the Lenders, and The CIT Group/Business Credit, Inc., as a syndication agent for the Lenders and a co-lead arranger for the Lenders.


10.2 The Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor, a debtor-in-possession and a Borrower or Grantor, Greenwich Capital Financial Products, Inc., as agent for the Secured Parties.

10.3 The Servicing Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as debtor, debtor-in-possession and Borrower, Greenwich Capital Financial Products, Inc., as Agent, American Business Credit, Inc., as Servicer, and Countrywide Home Loans Servicing LP, as Backup Servicer.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2005

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:     /s/ Stephen M. Giroux
                                            ------------------------------------
                                    Name:   Stephen M. Giroux
                                    Title:  Executive Vice President, General
                                            Counsel and Secretary






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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

10.1 Debtor-In-Possession Loan and Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor and a debtor-in-possession, Greenwich Capital Financial Products, Inc., The CIT Group/Business Credit, Inc., each a Lender and collectively, the Lenders, Clearwing Capital, LLC, The Patriot Group, LLC, each a Secured Party and collectively, the Secured Parties, Greenwich Capital Financial Products, Inc., as an administrative agent for the Secured Parties and a co-lead arranger for the Lenders, and The CIT Group/Business Credit, Inc., as a syndication agent for the Lenders and a co-lead arranger for the Lenders.


10.2 The Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor, a debtor-in-possession and a Borrower or Grantor, Greenwich Capital Financial Products, Inc., as agent for the Secured Parties.

10.3 The Servicing Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc, HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as debtor, debtor-in-possession and Borrower, Greenwich Capital Financial Products, Inc., as Agent, American Business Credit, Inc., as Servicer, and Countrywide Home Loans Servicing LP, as Backup Servicer.




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